UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2014

CONE MIDSTREAM PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-36635	47-1054194
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 CONSOL ENERGY DRIVE

Canonsburg, Pennsylvania 15317

(Address of principal executive offices and zip code)

(724) 485-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On September 30, 2014, CONE Midstream Partners LP (the “Partnership”) completed its initial public offering (the “Offering”) of 20,125,000 common units (including 2,625,000 common units issued pursuant to the underwriters’ exercise in full of their option to purchase additional common units) representing limited partner interests in the Partnership (“Common Units”) at a price to the public of $22.00 per Common Unit pursuant to a Registration Statement on Form S-1, as amended (File No. 333-198352), initially filed by the Partnership with the U.S. Securities and Exchange Commission (the “Commission”) on August 25, 2014 pursuant to the Securities Act of 1933, as amended (the “Securities Act”). The material provisions of the Offering are described in the prospectus, dated September 24, 2014, filed by the Partnership with the Commission on September 25, 2014 pursuant to Rule 424(b)(4) under the Securities Act (the “Prospectus”).

Contribution, Conveyance and Assumption Agreement

The description of the Contribution Agreement (as defined below) provided under Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 1.01 by reference. A copy of the Contribution Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Omnibus Agreement

On September 30, 2014, in connection with the closing of the Offering, the Partnership entered into an Omnibus Agreement (the “Omnibus Agreement”) by and between the Partnership, CONE Midstream GP LLC, the general partner of the Partnership (the “General Partner”), CONSOL Energy Inc. (“CONSOL”), Noble Energy, Inc. (“Noble”), CONE Gathering LLC (“CONE”), CONE Midstream Operating Company LLC (“Operating Company”), CONE Midstream DevCo I LP (“DevCo I LP”), CONE Midstream DevCo II LP (“DevCo II LP”) and CONE Midstream DevCo III LP (“DevCo III LP”). The Omnibus Agreement addresses certain aspects of the Partnership’s relationship with CONSOL and Noble, including: (i) certain indemnification and reimbursement obligations, (ii) the provision by CONSOL and Noble to the Partnership of certain general and administrative services and management services relating to the Partnership and (iii) the Partnership’s right of first offer from CONE regarding certain assets.

Under the Omnibus Agreement, CONE will indemnify the Partnership for:

•	all liabilities that are associated with the use, ownership or operation of the Partnership’s assets prior to the closing of the Offering, including environmental liabilities;

•	certain title matters relating to the Partnership’s assets, including (i) the failure of CONE to have valid and indefeasible easement rights, fee ownership or leasehold interests in the real property included in the Partnership’s assets and (ii) the failure of CONE to have the consents, licenses and permits necessary for the pipelines included in the Partnership’s assets to cross the areas underlying such pipelines;

•	liabilities relating to the consummation of the transactions contemplated by the Partnership’s Contribution Agreement or the assets contributed to the Partnership that arise out of the ownership or operation of the assets prior to the closing of the Offering;

•	liabilities relating to events and conditions associated with any assets retained by CONE;

•	all tax liabilities attributable to the assets contributed to the Partnership arising prior to the closing of the Offering or otherwise related to CONE’s contribution of those assets to the Partnership in connection with the Offering; and

•	costs and expenses related to mine subsidence and/or the mitigation thereof.

Indemnification (other than with respect to mine subsidence and the mitigation therefor) will be limited to claims brought prior to the third anniversary of the closing of the Offering and will be subject to a deductible of $500,000 per claim before the Partnership is entitled to indemnification. Indemnification for mine subsidence and the mitigation therefor will be limited to claims brought prior to the fourth anniversary of the closing of the Offering and will not be subject to a deductible. There is no limit on the amount for which CONE will indemnify the Partnership under the Omnibus Agreement once the Partnership meets the deductible (if applicable).

The Partnership will indemnify CONE for liabilities associated with its ownership of Operating Company. Each of DevCo I LP, DevCo II LP and DevCo III LP will indemnify CONE for liabilities associated with the use, ownership or operation of such entity’s assets on or after the closing of the Offering. The obligation of each of the Partnership, DevCo I LP, DevCo II LP and DevCo III LP to indemnify CONE for any liabilities will be subject to a deductible of $500,000 per claim before CONE is entitled to indemnification. There is no limit on the amount for which the Partnership, DevCo I LP, DevCo II LP and DevCo III LP will indemnify CONE under the Omnibus Agreement once CONE meets the deductible (if applicable).

The foregoing description of the Omnibus Agreement is not complete and is qualified in its entirety by reference to the full text of the Omnibus Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference.

Operational Services Agreement

On September 30, 2014, in connection with the closing of the Offering, the Partnership entered into an Operational Services Agreement (the “Operational Services Agreement”) by and between the Partnership and CNX Gas Company LLC (“CNX”). Under the Operational Services Agreement, CNX will provide certain operational services to the Partnership and its subsidiaries in support of the Partnership’s and its subsidiaries’ business, including (i) routine and emergency maintenance and repair services with respect to the Partnership’s midstream assets, (ii) subject to certain limitations, the management of acquisitions by, and the operations of, the Partnership and its subsidiaries and (iii) such other services that the Partnership and CNX may mutually agree upon from time to time. CNX will prepare and submit for the Partnership’s approval an annual operating and capital budget for each of DevCo I LP, DevCo II LP and DevCo III LP. CNX will submit actual expenditures for reimbursement on a monthly basis, and the Partnership will reimburse CNX for any direct third-party costs actually incurred by CNX in providing these services.

The Operational Services Agreement commenced on September 30, 2014 and will remain in full force and effect thereafter unless terminated by either party. CNX may terminate the Operational Services Agreement at any time upon 180 days prior notice or immediately if the Partnership becomes insolvent, declares bankruptcy or takes any action in furtherance of, or indicated the Partnership’s consent to, approval of, or acquiescence in, a similar proceeding . The Partnership may terminate the Operational Services Agreement at any time following the 20th anniversary of September 30, 2014 upon 180 days prior notice or immediately (i) if CNX becomes insolvent, declares bankruptcy or takes any action in furtherance of, or indicated CNX’s consent to, approval of, or acquiescence in, a similar proceeding, (ii) upon a finding of CNX’s willful misconduct or gross negligence that has had a material adverse effect on the Partnership’s business and/or (iii) certain material breaches by CNX of its covenants in the Operational Services Agreement.

Under the Operational Services Agreement, CNX will indemnify the Partnership from any claims, losses or liabilities incurred by the Partnership, including third-party claims, arising from CNX’s performance of the agreement to the extent caused by CNX’s gross negligence or willful misconduct up to a specified amount. The Partnership will indemnify CNX from any claims, losses or liabilities incurred by CNX, including any third-party claims, arising from CNX’s performance of the agreement, except to the extent such claims, losses or liabilities are caused by CNX ’s gross negligence or willful misconduct.

The foregoing description of the Operational Services Agreement is not complete and is qualified in its entirety by reference to the full text of the Operational Services Agreement, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference.

CNX Gas Gathering Agreement

On September 30, 2014, in connection with the closing of the Offering, the Partnership entered into a Gathering Agreement (the “CNX Gas Gathering Agreement”) by and between the Partnership, as gatherer, and CNX, as shipper. Under the CNX Gas Gathering Agreement, CNX (i) dedicated to the Partnership for natural gas midstream services all of its existing acres and any acres acquired in the future, in each case, that are jointly owned with Noble to the extent covering the Marcellus Shale in the dedication area and (ii) granted the Partnership a right of first offer to provide natural gas midstream services with respect to all of its existing acres and any acres acquired in the future, in each case, that are jointly owned with Noble to the extent covering the Marcellus Shale in the right of first offer area.

The CNX Gas Gathering Agreement commenced on September 30, 2014 and has an initial term of 20 years. Under the CNX Gas Gathering Agreement, if the Partnership fails to timely complete the construction of the facilities necessary to provide midstream services to CNX’s dedicated acreage or has an uncured default of any of the Partnership’s material obligations that has caused an interruption in the Partnership’s services for more than 90 days, the affected acreage will be permanently released from the Partnership’s dedication. Also, after the fifth anniversary of the CNX Gas Gathering Agreement, if CNX drills a well that is located more than a certain distance from the Partnership’s current gathering system (and not included in the detailed drilling plan provided by CNX and Noble) and a third-party gatherer offers a lower cost of services, then the acreage associated with such well will be permanently released from the Partnership’s dedication.

Under the CNX Gas Gathering Agreement, the Partnership charges a fee based on the type and scope of midstream services provided. For the services provided (a) with respect to natural gas that does not require downstream processing, the Partnership receives a fee of $0.40 per MMBtu, (b) with respect to the natural gas that requires downstream processing, the Partnership receives a fee of $0.55 per MMBtu, except in the Moundsville area (Marshall County, West Virginia), where the fee is $0.275 per MMBtu and in the Pittsburgh International Airport area where the fee is $0.275 per MMBtu and (c) with respect to condensate, the Partnership receives a fee of $5.00 per Bbl in the Majorsville area and $2.50 per Bbl in the Moundsville area.

The foregoing description of the CNX Gas Gathering Agreement is not complete and is qualified in its entirety by reference to the full text of the CNX Gas Gathering Agreement, which is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference.

Noble Gas Gathering Agreement

On September 30, 2014, in connection with the closing of the Offering, the Partnership entered into a Gathering Agreement (the “Noble Gas Gathering Agreement”) by and between the Partnership, as gatherer, and Noble, as shipper. Under the Noble Gas Gathering Agreement, Noble (i) dedicated to the Partnership for natural gas midstream services all of its existing acres and any acres acquired in the future, in each case, that are jointly owned with CNX to the extent covering the Marcellus Shale in the dedication area and (ii) granted the Partnership a right of first offer to provide natural gas midstream services with respect to all of its existing acres and any acres acquired in the future, in each case, that are jointly owned with CNX to the extent covering the Marcellus Shale in the right of first offer area.

The Noble Gas Gathering Agreement commenced on September 30, 2014 and has an initial term of 20 years. Under the Noble Gas Gathering Agreement, if the Partnership fails to timely complete the construction of the facilities necessary to provide midstream services to Noble’s dedicated acreage or has an uncured default of any of the Partnership’s material obligations that has caused an interruption in the Partnership’s services for more than 90 days, the affected acreage will be permanently released from the Partnership’s dedication. Also, after the fifth anniversary of the Noble Gas Gathering Agreement, if Noble drills a well that is located more than a certain distance from the Partnership’s current gathering system (and not included in the detailed drilling plan provided by CNX and Noble) and a third-party gatherer offers a lower cost of services, then the acreage associated with such well will be permanently released from the Partnership’s dedication.

Under the Noble Gas Gathering Agreement, the Partnership charges a fee based on the type and scope of midstream services provided. For the services provided (a) with respect to natural gas that does not require downstream processing, the Partnership receives a fee of $0.40 per MMBtu, (b) with respect to the natural gas that requires downstream processing, the Partnership receives a fee of $0.55 per MMBtu, except in the Moundsville area (Marshall County, West Virginia), where the fee is $0.275 per MMBtu and in the Pittsburgh International Airport area where the fee is $0.275 per MMBtu and (c) with respect to condensate, the Partnership receives a fee of $5.00 per Bbl in the Majorsville area and $2.50 per Bbl in the Moundsville area.

The foregoing description of the Noble Gas Gathering Agreement is not complete and is qualified in its entirety by reference to the full text of the Noble Gas Gathering Agreement, which is filed as Exhibit 10.5 to this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference.

Employee Secondment Agreement

In connection with the transactions contemplated by the Offering, the Partnership entered into an Employee Secondment Agreement (the “Employee Secondment Agreement”) with Noble, pursuant to which an employee of Noble will be seconded to the Partnership to provide investor relations and similar services. The Partnership will reimburse Noble, on a monthly basis, for allocable salary, benefits, insurance, payroll taxes and other employment expenses related to the seconded employee.

The foregoing description of the Employee Secondment Agreement is not complete and is qualified in its entirety by reference to the full text of the Employee Secondment Agreement, which is filed as Exhibit 10.6 to this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference.

CONE Midstream Partners LP 2014 Long-Term Incentive Plan

The description of the LTIP (as defined below) provided under Item 5.02 of this Current Report on Form 8-K is incorporated into this Item 1.01 by reference. A copy of the LTIP is filed as Exhibit 10.7 to this Current Report on Form 8-K and is incorporated herein by reference.

Relationships

Each of the General Partner, the Partnership, Operating Company, CONE Midstream DevCo I GP LLC, CONE Midstream DevCo II GP LLC, CONE Midstream DevCo III GP LLC, DevCo I LP, DevCo II LP and DevCO III LP is a direct or indirect subsidiary, as applicable, of CONE, which is owned 50% by CONSOL and 50% by Noble. As a result, certain individuals, including directors of the General Partner, serve as officers and/or directors of CONSOL or Noble. The General Partner, as the general partner of the Partnership, owns a 2% general partner interest in the Partnership and all of the Partnership’s incentive distribution rights. CONSOL owns 4,519,060 Common Units and 14,581,561 subordinated units representing limited partner interests in the Partnership (“Subordinated Units”), which represents an approximate 32.1% aggregate limited partner interest in the Partnership, and Noble owns 4,519,061 Common Units and 14,581,560 Subordinated Units, which represents an approximate 32.1% aggregate limited partner interest in the Partnership.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On September 30, 2014, in connection with the closing of the Offering, the Partnership entered into a Contribution, Conveyance and Assumption Agreement (the “Contribution Agreement”) with CONSOL, Noble, CONE, the General Partner and the Operating Company. Immediately prior to the closing of the Offering, CONE contributed to the Partnership all of its interest in the Operating Company as consideration for 9,038,121 Common Units and 29,163,121 Subordinated Units, which CONE subsequently distributed equally to CONSOL and Noble. These transactions, among others, were made in a series of steps outlined in the Contribution Agreement.

The foregoing description of the Contribution Agreement is not complete and is qualified in its entirety by reference to the full text of the Contribution Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated into this Item 2.01 by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As described in the Prospectus, on September 30, 2014, the Partnership, as borrower, and certain subsidiaries of the Partnership, as guarantors, entered into a credit agreement for a $250.0 million revolving credit facility (the “Revolving Credit Facility”) with JPMorgan Chase Bank, N.A., as administrative agent, swing line lender and L/C issuer, and other lender parties thereto. The Revolving Credit Facility will be available for working capital, capital expenditures, certain acquisitions, distributions, unit repurchase and other lawful partnership purposes.

The Revolving Credit Facility contains certain covenants and conditions that, among other things, limit the Partnership’s ability to incur or guarantee additional debt, make cash distributions (though there is an exception for distributions permitted under the Partnership Agreement, subject to certain customary conditions), incur certain liens or permit them to exist, make certain investments and acquisitions, enter into certain types of transactions with affiliates, merge or consolidate with another company, and transfer, sell or otherwise dispose of assets. The Partnership will also be subject to covenants that require the Partnership to maintain certain financial ratios. For example, the Partnership may not permit the ratio of (1) consolidated total funded debt as of the last day of each fiscal quarter to (ii) consolidated EBITDA for the four consecutive fiscal quarters ending on the last day of such fiscal quarter to exceed (A) at any time other than during a qualified acquisition period, 5.00 to 1.00 and (B) during a qualified acquisition period, 5.50 to 1.00. In addition, the Partnership may not permit the ratio of (i) consolidated EBITDA for the four consecutive fiscal quarters ending on the last day of each fiscal quarter to (ii) consolidated interest expense for such four consecutive fiscal quarters to be less than 3.00 to 1.00.

The foregoing description of the Revolving Credit Facility is not complete and is qualified in its entirety by reference to the full text of the Revolving Credit Facility, which is filed as Exhibit 10.8 to this Current Report on Form 8-K and is incorporated into this Item 2.03 by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The description in Item 2.01 above of the issuance of Common Units and Subordinated Units by the Partnership to CONE on September 30, 2014 in connection with the consummation of the transactions contemplated by the Contribution Agreement is incorporated into this Item 3.02 by reference. The foregoing transaction was undertaken in reliance upon the exemption from the registration requirements of the Securities Act afforded by Section 4(a)(2) thereof. The Partnership believes that exemptions other than the foregoing exemption may exist for this transaction.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

CONE Midstream Partners LP 2014 Long-Term Incentive Plan

In connection with the Offering, the board of directors of the General Partner adopted the CONE Midstream Partners LP 2014 Long-Term Incentive Plan (the “LTIP”). The LTIP provides for the grant, from time to time at the discretion of the board of directors of the general partner or any committee thereof that may be established for such purpose or by any delegate of the board of directors or such committee, subject to applicable law (the “plan administrator”), of unit awards, restricted units, phantom units, unit options, unit appreciation rights, distribution equivalent rights, profits interest units and other unit-based awards. The purpose of awards under the LTIP is to provide additional incentive compensation to individuals providing services to the Partnership, and to align the economic interests of such individuals with the interests of unitholders of the Partnership. The LTIP will limit the number of units that may be delivered pursuant to vested awards to 5,800,000 Common Units, subject to proportionate adjustment in the event of unit splits and similar events. Common Units subject to awards that are cancelled, forfeited, withheld to satisfy exercise prices or tax withholding obligations or otherwise terminated without delivery of Common Units will be available for delivery pursuant to other awards.

The plan administrator of the LTIP, at its discretion, may terminate the LTIP at any time with respect to the Common Units for which a grant has not previously been made. The plan administrator of the LTIP also has the right to alter or amend the LTIP or any part of it from time to time or to amend any outstanding award made under the LTIP, provided that no change in any outstanding award may be made that would materially impair the vested rights of the participant without the consent of the affected participant or result in taxation to the participant under Section 409A of the Internal Revenue Code of 1986, as amended.

The foregoing description of the LTIP is not complete and is qualified in its entirety by reference to the full text of the LTIP, which is filed as Exhibit 10.7 to this Current Report on Form 8-K and is incorporated into this Item 5.02 by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

First Amended and Restated Agreement of Limited Partnership of CONE Midstream Partners LP

On September 30, 2014, in connection with the closing of the Offering, the General Partner and CONE, as organizational limited partner, amended and restated the Agreement of Limited Partnership of the Partnership and entered into the First Amended and Restated Agreement of Limited Partnership of the Partnership (as amended and restated, the “Partnership Agreement”). A description of the Partnership Agreement is contained in the Prospectus in the section entitled “The Partnership Agreement,” “Cash Distribution Policy and Restrictions on Distributions” and “Provisions of our Partnership Agreement Relating to Cash Distributions” and is incorporated into this Item 5.03 by reference.

The foregoing description of the Partnership Agreement and the description of the Partnership Agreement contained in the Prospectus are not complete and are qualified in their entirety by reference to the full text of the Partnership Agreement, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated into this Item 5.03 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	First Amended and Restated Agreement of Limited Partnership of CONE Midstream Partners LP, dated as of September 30, 2014

10.1	Contribution, Conveyance and Assumption Agreement, dated as of September 30, 2014, by and among CONE Midstream Partners LP, CONE Midstream GP LLC, CONSOL Energy Inc., Noble Energy, Inc., CONE Gathering LLC and CONE Midstream Operating Company LLC

10.2	Omnibus Agreement, dated September 30, 2014, by and among CONE Midstream Partners LP, CONE Midstream GP LLC, CONSOL Energy Inc., Noble Energy, Inc., CONE Gathering LLC, CONE Midstream Operating Company LLC, CONE Midstream DevCo I LP, CONE Midstream DevCo II LP and CONE Midstream DevCo III LP

10.3	Operational Services Agreement, dated September 30, 2014, by and between CONE Midstream Partners LP and CNX Gas Company LLC

10.4	Gas Gathering Agreement, dated September 30, 2014, by and between CNX Gas Company LLC and CONE Midstream Partners LP

10.5	Gas Gathering Agreement, dated September 30, 2014, by and between Noble Energy, Inc. and CONE Midstream Partners LP

10.6	Employee Secondment Agreement, dated effective September 8, 2014, by and between CONE Midstream Partners LP and Noble Energy, Inc.

10.7*	CONE Midstream Partners LP 2014 Long-Term Incentive Plan

10.8	Credit Agreement, dated September 30, 2014, by and among CONE Midstream Partners LP, as Borrower, certain subsidiaries of the Borrower as Guarantors, JPMorgan Chase Bank, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, and other lender parties thereto

*	Compensatory plan or arrangement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONE MIDSTREAM PARTNERS LP

By: CONE Midstream GP LLC, its general partner

Dated: October 3, 2014	By:	/s/ Kirk A. Moore
Kirk A. Moore
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	First Amended and Restated Agreement of Limited Partnership of CONE Midstream Partners LP, dated as of September 30, 2014

10.1	Contribution, Conveyance and Assumption Agreement, dated as of September 30, 2014, by and among CONE Midstream Partners LP, CONE Midstream GP LLC, CONSOL Energy Inc., Noble Energy, Inc., CONE Gathering LLC and CONE Midstream Operating Company LLC

10.2	Omnibus Agreement, dated September 30, 2014, by and among CONE Midstream Partners LP, CONE Midstream GP LLC, CONSOL Energy Inc., Noble Energy, Inc., CONE Gathering LLC, CONE Midstream Operating Company LLC, CONE Midstream DevCo I LP, CONE Midstream DevCo II LP and CONE Midstream DevCo III LP

10.3	Operational Services Agreement, dated September 30, 2014, by and between CONE Midstream Partners LP and CNX Gas Company LLC

10.4	Gas Gathering Agreement, dated September 30, 2014, by and between CNX Gas Company LLC and CONE Midstream Partners LP

10.5	Gas Gathering Agreement, dated September 30, 2014, by and between Noble Energy, Inc. and CONE Midstream Partners LP

10.6	Employee Secondment Agreement, dated effective September 8, 2014, by and between CONE Midstream Partners LP and Noble Energy, Inc.

10.7*	CONE Midstream Partners LP 2014 Long-Term Incentive Plan

10.8	Credit Agreement, dated September 30, 2014, by and among CONE Midstream Partners LP, as Borrower, certain subsidiaries of the Borrower as Guarantors, JPMorgan Chase Bank, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, and other lender parties thereto

*	Compensatory plan or arrangement